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                                                                  EXHIBIT 10-i-2

                       ROCKWELL INTERNATIONAL CORPORATION

                 RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS
                       ON DECEMBER 6, 1995 PROVIDING FOR
              MODIFICATION OF THE COMPANY'S DIRECTORS STOCK PLAN

        RESOLVED, that the amendments to the Corporation's Directors Stock
Plan (the Directors Plan), substantially in the form reflected in the composite copy of the Directors Plan, as amended thereby, presented to and hereby ordered filed with the records of this meeting be, and they hereby are, adopted, subject, however, to approval by the vote of shareowners having a majority of the capital stock of the Corporation present in person or represented by proxy and entitled to vote at the 1996 Annual Meeting of Shareowners, a quorum being present.










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                            DIRECTORS STOCK PLAN OF
                       ROCKWELL INTERNATIONAL CORPORATION

               (LANGUAGE TO BE ADDED IS SET IN CAPITAL LETTERS.
                    LANGUAGE TO BE DELETED IS BRACKETED.)

1.  PURPOSE OF THE PLAN.

  The purpose of the Directors Stock Plan (the Plan) is to [provide a formal means of implementing the compensation policy adopted by the Board of Directors (the Board) of Rockwell International Corporation (Rockwell) on November 3, 1993, to] STRENGTHEN THE link [a portion] of the compensation of non-employee directors of Rockwell INTERNATIONAL CORPORATION (ROCKWELL) directly with the interests of the shareowners.

2.  PARTICIPANTS.

  Participants in the Plan shall consist of directors of Rockwell who are not employees of Rockwell or any of its subsidiaries (Non-Employee Director). The term "subsidiary" as used in the Plan means a corporation more than 50% of the voting stock of which, or an unincorporated business entity more than 50% of the equity interest in which, shall at the time be owned directly or indirectly by Rockwell.

3.  SHARES RESERVED UNDER THE PLAN.
  Subject to the provisions of Section [8]10 of the Plan, there shall be reserved for delivery under the Plan SHARES OF COMMON STOCK OF ROCKWELL (SHARES) IN THE FOLLOWING [an] aggregate AMOUNTS: [of] 75,000 S[s]hares [of Common Stock of Rockwell (Shares)]. UNDER SECTION 6; 150,000 SHARES UNDER
SECTION 8; AND 75,000 SHARES UNDER SECTION 9. Shares to be delivered under the Plan may be authorized and unissued Shares, Shares held in treasury or any combination thereof.

4.  ADMINISTRATION OF THE PLAN.

  The Plan shall be administered by the Compensation and Management Development Committee of the Board of Directors of Rockwell (the Committee). The Committee shall have authority to interpret the Plan, and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.  EFFECTIVE DATE OF THE PLAN.

  The Plan, AS AMENDED ON DECEMBER 6, 1995, shall be submitted to the shareowners of Rockwell for approval at the Annual Meeting of Shareowners to be held on February [1]7, 199[5]6, or any adjournment thereof, and, if approved by the shareowners, shall become effective on the date and at the time of such approval. THE PLAN APPROVED AT THE ANNUAL MEETING OF SHAREOWNERS HELD FEBRUARY 1, 1995 SHALL BE IN FULL FORCE AND EFFECT IF THE PLAN, AS AMENDED, IS NOT SO APPROVED.

6.  AWARD OF SHARES.

  Each Non-Employee Director who is elected a director at any Annual Meeting of Shareowners of Rockwell shall receive an award of 400 Shares effective immediately after that Annual Meeting. Each Non-Employee Director who is elected a director at any meeting of the Board shall receive effective immediately after that meeting an award of 400 Shares if elected after the annual meeting and prior to May 1; an award of 300 Shares if elected between May 1 and July 31; an award of 200 Shares if elected between August 1 and October 31; and an award of 100 Shares if elected between November 1 and the next annual meeting. A participant shall not be required to make any payment for any Shares delivered under the Plan. Upon the delivery of Shares under the Plan, the recipient shall have the entire beneficial ownership interest in, and all rights and privileges of a shareowner as to those Shares, including the right[s] to vote [those] THE Shares and to receive dividends thereon.

  EACH NON-EMPLOYEE DIRECTOR MAY ELECT EACH YEAR, NOT LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR IN WHICH THE ANNUAL AWARD OF SHARES IS TO BE MADE, TO RECEIVE THE ANNUAL GRANT IN THE FORM OF RESTRICTED STOCK (RESTRICTED SHARES). UPON RECEIPT OF RESTRICTED SHARES, THE RECIPIENT SHALL HAVE THE RIGHT TO VOTE THE SHARES AND TO RECEIVE DIVIDENDS THEREON, AND THE SHARES SHALL HAVE ALL THE ATTRIBUTES OF OUTSTANDING SHARES, EXCEPT THAT CERTIFICATES FOR SUCH SHARES SHALL BE DELIVERED TO AND HELD BY

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ROCKWELL UNTIL TEN DAYS AFTER THE RECIPIENT RETIRES FROM THE BOARD UNDER THE
BOARD'S RETIREMENT POLICY OR IF THE RECIPIENT RESIGNS FROM THE BOARD OR CEASES TO BE A DIRECTOR BY REASON OF THE ANTITRUST LAWS, COMPLIANCE WITH ROCKWELL'S CONFLICT OF INTEREST POLICIES, DEATH, DISABILITY OR OTHER CIRCUMSTANCES THE BOARD DETERMINES NOT TO BE ADVERSE TO THE BEST INTERESTS OF ROCKWELL, WHEN CERTIFICATES SO HELD SHALL BE DELIVERED TO THE DIRECTOR AND CEASE TO BE RESTRICTED SHARES.

7.  RESTRICTION ON TRANSFER OF SHARES.

  No Shares received by a participant under SECTION 6 OR 9 OF the Plan may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of for a period of six months after receipt of those Shares, except in the case of the participant's death or disability during that six-month period.

8.  STOCK OPTIONS.

  EACH NON-EMPLOYEE DIRECTOR (EXCEPT ANY NON-EMPLOYEE DIRECTOR IN OFFICE ON FEBRUARY 6, 1996 WHO HAD ATTAINED AGE 67) WHO IS ELECTED A DIRECTOR AT ANY ANNUAL MEETING OF SHAREOWNERS OF ROCKWELL SHALL RECEIVE AN OPTION TO PURCHASE 1,000 SHARES IMMEDIATELY AFTER THAT ANNUAL MEETING, PROVIDED, HOWEVER, THAT IF R.M. BRESSLER, J.D. NICHOLS AND J.F. TOOT ARE REELECTED DIRECTORS AT THE CORPORATION'S 1996 ANNUAL MEETING, OPTIONS TO PURCHASE 9,000, 9,000 AND 5,000 SHARES, RESPECTIVELY, SHALL BE GRANTED TO THEM IMMEDIATELY THEREAFTER. EACH NON-EMPLOYEE DIRECTOR WHO IS ELECTED A DIRECTOR AT ANY MEETING OF THE BOARD SHALL RECEIVE IMMEDIATELY AFTER THAT MEETING AN OPTION TO PURCHASE 1,000 SHARES IF ELECTED AFTER THE ANNUAL MEETING AND PRIOR TO MAY 1; AN OPTION TO PURCHASE 750 SHARES IF ELECTED BETWEEN MAY 1 AND JULY 31; AN OPTION TO PURCHASE 500 SHARES IF ELECTED BETWEEN AUGUST 1 AND OCTOBER 31; AND AN OPTION TO PURCHASE 250 SHARES IF ELECTED BETWEEN NOVEMBER 1 AND THE NEXT ANNUAL MEETING. THE EXERCISE PRICE FOR EACH OPTION SO GRANTED SHALL BE ONE-HUNDRED PERCENT (100%) OF THE CLOSING PRICE (THE FAIR MARKET VALUE) OF THE COMMON STOCK OF ROCKWELL ON THE DATE OF GRANT AS REPORTED IN THE NEW YORK STOCK EXCHANGE-COMPOSITE TRANSACTIONS (OR ON THE NEXT PRECEDING DAY SUCH STOCK WAS TRADED IF IT WAS NOT TRADED ON THE DATE OF GRANT).

  THE PURCHASE PRICE OF THE SHARES WITH RESPECT TO WHICH AN OPTION OR PORTION THEREOF IS EXERCISED SHALL BE PAYABLE IN FULL IN CASH, SHARES OF COMMON STOCK OF ROCKWELL VALUED AT THEIR FAIR MARKET VALUE ON THE DATE OF EXERCISE, OR A COMBINATION THEREOF. EACH OPTION MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME AFTER IT BECOMES EXERCISABLE; AND EACH OPTION SHALL BECOME EXERCISABLE IN APPROXIMATELY THREE EQUAL INSTALLMENTS ON EACH OF THE FIRST, SECOND AND THIRD ANNIVERSARIES OF THE DATE THE OPTION IS GRANTED. NO OPTION SHALL BE EXERCISABLE PRIOR TO ONE YEAR NOR AFTER TEN YEARS FROM THE DATE OF THE GRANT THEREOF; PROVIDED, HOWEVER, THAT IF THE HOLDER OF AN OPTION DIES, THE OPTION MAY BE EXERCISED FROM AND AFTER THE DATE OF THE OPTIONEE'S DEATH FOR A PERIOD OF THREE YEARS (OR UNTIL THE EXPIRATION DATE SPECIFIED IN THE OPTION IF EARLIER) EVEN IF IT WAS NOT EXERCISABLE AT THE DATE OF DEATH. MOREOVER, IF AN OPTIONEE RETIRES AT AGE 72 OR PRIOR THERETO WITH AT LEAST TEN YEARS SERVICE, ALL OPTIONS THEN HELD BY SUCH OPTIONEE SHALL BE EXERCISABLE EVEN IF THEY WERE NOT EXERCISABLE AT SUCH RETIREMENT DATE; PROVIDED, HOWEVER, THAT EACH SUCH OPTION SHALL EXPIRE AT THE EARLIER OF FIVE YEARS FROM THE DATE OF THE OPTIONEE'S RETIREMENT OR THE EXPIRATION DATE SPECIFIED IN THE OPTION. IF A CHANGE OF CONTROL AS DEFINED IN
ARTICLE III, SECTION 15(l)(1) OF ROCKWELL'S BY-LAWS SHALL OCCUR, THEN, UNLESS PRIOR TO THE OCCURRENCE THEREOF THE BOARD OF DIRECTORS SHALL DETERMINE OTHERWISE BY VOTE OF AT LEAST TWO-THIRDS OF ITS MEMBERS, ALL OPTIONS THEN OUTSTANDING PURSUANT TO THE PLAN SHALL FORTHWITH BECOME FULLY EXERCISABLE WHETHER OR NOT THEN EXERCISABLE.

  OPTIONS GRANTED UNDER THE PLAN ARE NOT TRANSFERABLE OTHER THAN (i) BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION; OR (ii) BY GIFT TO THE GRANTEE'S SPOUSE OR NATURAL, ADOPTED OR STEP-CHILDREN OR GRANDCHILDREN (IMMEDIATE FAMILY MEMBERS) OR TO A TRUST FOR THE BENEFIT OF ONE OR MORE OF THE GRANTEE'S IMMEDIATE FAMILY MEMBERS OR TO A FAMILY CHARITABLE TRUST ESTABLISHED BY THE GRANTEE OR A MEMBER OF THE GRANTEE'S FAMILY. IF AN OPTIONEE CEASES TO BE A DIRECTOR WHILE HOLDING UNEXERCISED OPTIONS, SUCH OPTIONS ARE THEN VOID, EXCEPT IN THE CASE OF (i) DEATH, (ii) DISABILITY, (iii) RETIREMENT AFTER ATTAINING THE AGE OF 72 OR HAVING COMPLETED TEN YEARS SERVICE AS A DIRECTOR, OR (iv) RESIGNATION FROM THE BOARD FOR REASONS OF THE ANTITRUST LAWS, COMPLIANCE WITH THE CORPORATION'S CONFLICT OF INTEREST POLICIES OR

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OTHER CIRCUMSTANCES THAT THE COMMITTEE MAY DETERMINE AS SERVING THE BEST
INTERESTS OF ROCKWELL.

9.  SHARES IN LIEU OF CASH COMPENSATION.

  EACH NON-EMPLOYEE DIRECTOR MAY ELECT EACH YEAR, NOT LATER THAN DECEMBER 31 OF THE YEAR PRECEDING THE YEAR AS TO WHICH DEFERRAL OF FEES IS TO BE APPLICABLE, TO DEFER ALL OR ANY PORTION OF THE CASH RETAINER TO BE PAID FOR BOARD, COMMITTEE OR OTHER SERVICE IN THE FOLLOWING CALENDAR YEAR THROUGH THE ISSUANCE OR TRANSFER OF RESTRICTED SHARES, VALUED AT THE CLOSING PRICE ON THE NEW YORK STOCK EXCHANGE COMPOSITE TRANSACTIONS ON THE DATE WHEN EACH PAYMENT OF SUCH RETAINER AMOUNT WOULD OTHERWISE BE MADE IN CASH. SUCH RESTRICTED SHARES SHALL BE THE SAME AS
AND SUBJECT TO THE SAME PROVISIONS AS ARE APPLICABLE TO THE RESTRICTED SHARES ISSUED OR DELIVERED PURSUANT TO SECTION 6 OF THE PLAN.

[8]10.  ADJUSTMENTS UPON CHANGES IN
        CAPITALIZATION.

  If there shall be any change in or affecting Shares on account of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split or combination, or other distribution to holders of Shares (other than a cash dividend), there shall be made or taken such amendments to the Plan and such adjustments and actions thereunder as the Board may deem appropriate under the circumstances.

[9]11.  GOVERNMENT AND OTHER REGULATIONS.

  The obligations of Rockwell to deliver Shares under SECTION 6 of the Plan OR UPON EXERCISE OF OPTIONS GRANTED UNDER SECTION 8 OF THE PLAN shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, compliance with the Securities Act of 1933, as amended, and (ii) the condition that such shares shall have been duly listed on the New York Stock Exchange.

[10]12.  AMENDMENT AND TERMINATION OF THE PLAN.

  The Plan may be amended by the Board in any respect, provided that, without shareowner approval, no amendment shall (i) materially increase the maximum number of shares of Common Stock available for delivery under the Plan (other than adjustments pursuant to Section [8]10 hereof), (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, and provided, further, that Section 6 of the Plan may not be amended more than once every six months except to comport with the changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the regulations under either thereof. The Plan may also be terminated at any time by the Board.

[11]13.  MISCELLANEOUS.

  (a) Nothing contained in this Plan shall be deemed to confer upon any person any right to continue as a director of or to be associated in any other way with Rockwell.

  (b) To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware.

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